Eaton Vance Income Fund of Boston

                  Supplement to Prospectus dated June 14, 2002


The following replaces the table and footnote under "Performance Information":

                                                                                         One           Five            Ten
 Average Annual Total Return as of December 31, 2001                                     Year          Years          Years
-----------------------------------------------------------------------------------------------------------------------------------
 Class A Return Before Taxes                                                            -4.85%          3.35%         7.86%
 Class A Return After Taxes on Distributions                                            -9.22%         -0.74%         3.62%
 Class A Return After Taxes on Distributions and the Sale of Fund Shares                -2.93%          0.74%         4.27%
 Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees,
  expenses or taxes)                                                                     4.48%          1.14%         7.97%
 CSFB High Yield Index (reflects no deduction for fees, expenses or taxes)               5.80%          3.25%         7.84%


These returns reflect the maximum sales charge for Class A (4.75%). After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Class A Return After Taxes on Distributions and the Sale of Fund Shares is higher than Class A Return After Taxes on Distributions because of realized losses. Effective November 30, 2002, the Fund's primary benchmark index has been changed from the CSFB High Yield Index to the Merrill Lynch U.S. High Yield Master II Index. The Merrill Lynch U.S. High Yield Master II Index consists of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $50 million, a maturity range greater than or equal to one year and a rating less than BBB/Baa3, but not in default. The CSFB High Yield Index is a market index of high yield corporate bonds. The CSFB High Yield Index has altered the methodology by which the composition and weighting of the Index is determined. Accordingly, the Merrill Lynch U.S. High Yield Master II Index now more accurately reflects the Fund's high-yield investment universe. Investors cannot invest directly in an index. (Source for CSFB High Yield Index returns:
TowersData.  Source for Merrill Lynch U.S.  High Yield Master II Index  returns:
Bloomberg L.P.).



November 30, 2002                                                          IBPS2

                        Eaton Vance Income Fund of Boston
                              Institutional Shares

                 Supplement to Prospectus dated February 1, 2002


The following replaces the table and footnote under "Performance Information":

                                                                                           One            Five            Ten
 Average Annual Total Return as of December 31, 2001                                       Year           Years          Years
-----------------------------------------------------------------------------------------------------------------------------------
 Institutional Shares Return Before Taxes                                                  0.20%          4.45%          8.42%
 Institutional Shares Return After Taxes on Distributions                                 -4.49%          0.29%          4.15%
 Institutional Shares Return After Taxes on Distributions and the Sale of Fund Shares      0.14%          1.59%          4.73%
 Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees,
 expenses or taxes)                                                                        4.48%          1.14%          7.97%
 CSFB High Yield Index (reflects no deduction for fees, expenses or taxes)                 5.80%          3.25%          7.84%


The Fund's Institutional Shares commenced operations on July 1, 1999. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions and the Sale of Fund Shares is higher than Return After Taxes on Distributions because of realized losses. The performance shown above for the period prior to July 1, 1999 is the performance of Class A shares, adjusted to eliminate the sales charge (but not adjusted for any other differences in the expenses of the two classes). Effective November 30, 2002, the Fund's primary benchmark index has been changed from the CSFB High Yield Index to the Merrill Lynch U.S. High Yield Master II Index. The Merrill Lynch U.S. High Yield Master II Index consists of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $50 million, a maturity range greater than or equal to one year and a rating less than BBB/Baa3, but not in default. The CSFB High Yield Index is a market index of high yield corporate bonds. The CSFB High Yield Index has altered the methodology by which the composition and the weighting of the Index is determined. Accordingly, the Merrill Lynch U.S. High Yield Master II Index now more accurately reflects the Fund's high-yield investment universe. Investors cannot invest directly in an index. (Source for CSFB High Yield Index returns: TowersData. Source for Merrill Lynch U.S. High Yield Master II Index returns: Bloomberg L.P.).




November 30, 2002                                                          IIBPS